UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 18, 2007

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 18, 2007, the Company’s Compensation Committee approved (i) an amendment to the Company’s 401(k) Retirement Savings Plan to fully vest as of December 31, 2007 all active employees in a 2004 special one-time 401(k) contribution and to make other administrative changes, and (ii) a technical amendment to the Trust Agreement for the Company’s 401(k) Retirement Savings Plan regarding the voting of non-responsive participant shares in the event of a tender offer.

Forms of the Sixth Amendment to the Boston Scientific Corporation 401(k) Retirement Savings Plan and the Third Agreement and Amendment to Trust Agreement for the Boston Scientific Corporation 401(k) Retirement Savings Plan are filed as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Form of Sixth Amendment to Boston Scientific Corporation 401(k) Retirement Savings Plan.

10.2	Form of Third Agreement and Amendment to Trust Agreement for the Boston Scientific Corporation 401(k) Retirement Savings Plan.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: December 21, 2007	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Sixth Amendment to Boston Scientific Corporation 401(k) Retirement Savings Plan.

10.2	Form of Third Agreement and Amendment to Trust Agreement for the Boston Scientific Corporation 401(k) Retirement Savings Plan.